Exhibit 10.2
AMENDMENT NO. 1 TO
TRANSACTION AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of April 7, 2025 (the “Amendment Date”), is made by and among Rocket Companies, Inc., a Delaware corporation (“Rocket”), Rock Holdings Inc., a Michigan corporation (“RHI”) and Daniel Gilbert (“DG”), to that certain Transaction Agreement, dated as of March 9, 2025 (as amended, the “Transaction Agreement”), by and among Rocket, RHI, DG and other parties thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Agreement.

WHEREAS, the parties hereto desire to amend the Transaction Agreement as set forth herein; and

WHEREAS, Section 10.3 of the Transaction Agreement provides that the Transaction Agreement may be amended prior to Closing by mutual agreement of Rocket, RHI and DG.

NOW, THEREFORE, for good and valuable consideration, the undersigned each agree as follows:

1.    Amendments.

(a)    Effective as of the Amendment Date, the definition of “Acquired RHI Group” in Section 11.14 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

“Acquired RHI Group” shall mean RHI, Rocket Community Fund, Woodward Insurance Holdings LLC and Woodward Insurance LLC.

(b)    Effective as of the Amendment Date, Schedule I of the Transaction Agreement is hereby amended and restated in its entirety as follows:

Schedule I

Retained RHI Assets and Liabilities

1.    The Holdings LP Units or the Holdings LLC Units, as applicable, and the shares of Class D Common Stock held by RHI

2.    RHI’s equity interests in (i) Rocket Community Fund (but excluding any liabilities associated with the RCF Transferred Employees) and (ii) Woodward Insurance Holdings LLC and its wholly owned subsidiary, Woodward Insurance LLC

3.    All of RHI’s rights and obligations under this Agreement.

(c)    Effective as of the Amendment Date, Section 2.1(a) in Exhibit G of the Transaction Agreement is hereby amended and restated in its entirety as follows:

(a)    any liabilities of RHI, Rocket Community Fund, Woodward Insurance LLC or Woodward Insurance Holdings LLC existing or arising prior to the Closing Date to the extent such liabilities do not relate to the business conducted by Rocket, Holdings or their respective Subsidiaries;

2.    Miscellaneous. Except as expressly amended or modified hereby, the terms and conditions of the Transaction Agreement shall continue in full force and effect among the parties thereto. This Amendment shall be construed and interpreted in a manner consistent with the provisions of the Transaction Agreement and shall form a part of the Transaction Agreement for all purposes, and each party thereto and hereto shall be bound hereby. Each reference to “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words and each reference to “this Agreement” and each other similar reference contained in the Transaction Agreement shall, after this Amendment becomes effective, refer to the Transaction Agreement as amended hereby. The provisions set forth in ARTICLE XI (MISCELLANEOUS) of the Transaction Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Amendment, mutatis mutandis.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Date.

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
	Name:	Noah Edwards
	Title:	Chief Accounting Officer

ROCK HOLDINGS, INC.

By:	/s/ Matthew Rizik
	Name:	Matthew Rizik
	Title:	Chief Financial Officer

DANIEL GILBERT
/s/ Daniel Gilbert